UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2017

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

On September 13, 2017, CytRx Corporation (the "Company") issued a press release announcing that it has amended its definitive proxy statement recently filed with the Securities and Exchange Commission, in connection with a special meeting of stockholders to be held on Tuesday, October 17, 2017.  The special meeting will be held to authorize the Board of Directors of the Company to effect a 1-for-6 reverse split of the Company's common stock, if deemed necessary, and reduce the number of authorized shares of stock. The amendment changes the proposal to include a reverse split of the Company's authorized shares of common stock and preferred stock at a ratio of 1-for-6.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.  Also furnished as Exhibit 99.2 hereto is a document posted on the Company's website containing facts about the reverse stock split.

Other Information

The Company and its directors, executive officers and advisors may be deemed to be participants in the solicitation of proxies in connection with the proposed reverse stock split to be considered at the special meeting of stockholders. Stockholders may obtain additional information regarding the interests of those participants by reading the Company's definitive proxy statement filed on August 29, 2017 and the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, as filed with the SEC.

The definitive proxy statement and amendment will be mailed to stockholders of record as of August 28, 2017, the record date established for voting on the proposed reverse stock split. Stockholders may obtain free copies of the definitive proxy statement and amendment and the Company's other SEC filings electronically by accessing the SEC's home page at http://www.sec.gov. Copies can also be obtained electronically on the Company's website at http://www.cytrx.com or, free of charge, upon written request to CytRx Corporation, Attn: Corporate Secretary, 11726 San Vicente Blvd., Suite 650, Los Angeles, CA 90049.

Item 9.01 Financial Statement and Exhibits.
(d)  Exhibits.
Exhibit No.	Description
99.1	Press Release issued on September 13, 2017
99.2	Facts About Reverse Stock Split Proposal

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CYTRX CORPORATION

Date: September 13, 2017	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer